EX-99.27e


                                                           JACKSON NATIONAL LIFE
                                               INSURANCE COMPANY OF NEW YORK(SM)

LIFE APPLICATION                    Home Office: 2900 Westchester Ave., Ste. 305
This application will be                                      Purchase, NY 10577
attached to, and made part
of, the policy.                                                    WWW.JNLNY.COM

PART I. POLICY INFORMATION
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This is an application for:  ____    Primary Insured
____    Term Rider (for Spouse or Other Insured)
____    Second Insured (for Joint plans)
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PROPOSED INSURED

COMPLETE FOR ALL LIFE INSURANCE POLICIES.
A SEPARATE APPLICATION IS REQUIRED FOR EACH PROPOSED INSURED.

Name (first, middle initial, last) ("You")


Date of Birth (mm/dd/yyyy)


Place of Birth


Address (number and street, city, state, ZIP)


SSN/TIN (include dashes)

Gender
 ___   M
 ___   F

E-Mail Address

Marital Status
    ___  M
    ___  S
    ___  D

Phone Numbers (include area code)
DAY:
EVENING:

Best Time to Call
    ___ Day
    ___ Evening


Employer


Occupation


Annual Income  $


Net Worth      $

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POLICY OWNER

COMPLETE THIS SECTION IF THE OWNER IS OTHER THAN THE PROPOSED INSURED. COMPLETE FORM N1006 FOR MULTIPLE OWNERS

Name (first, middle initial, last)


Date of Birth (mm/dd/yyyy)


SSN/TIN (include dashes)


Address (number and street, city, state, ZIP)


Relationship to the Proposed Insured


E-Mail Address


Phone Numbers (include area code)
DAY:
EVENING:

Best Time to Call
    ___ Day
    ___ Evening

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BENEFICIARY(IES)

PLEASE INCLUDE ADDITIONAL BENEFICIARIES ON A SEPARATE PAGE SIGNED AND DATED BY THE OWNER(S).
P-PRIMARY
C-CONTINGENT

 ___   P
 ___   C

Name (first, middle initial, last)

Relationship

SSN/TIN (include dashes)

Date of Birth (mm/dd/yyyy)

% Share

 ___   P
 ___   C

Name (first, middle initial, last)

Relationship

SSN/TIN (include dashes)

Date of Birth (mm/dd/yyyy)

% Share

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PRODUCT, BENEFITS AND RIDERS

SPECIFY THE FULL NAME OF THE PRODUCT.

COMPLETE FORM N3100 FOR CIR/FIR RIDERS.

PRODUCT

   Plan Name:

   Death Benefit: $

   Quoted Rate/Class:
     ____   Date to Save Age

UNIVERSAL LIFE (UL) ONLY (Select one.)        UL ONLY (if applicable)
___ Option A (level death benefit)            ___ No Lapse Option
___ Option B (increasing death benefit)           through age _____.
    (if available)

___ UL PLANNED PREMIUM (Select one. Specify amount as needed.)
  ___ Minimum     ___  Guaranteed   ___ Target
  ___ Lump Sum    Amount: $ __________________________

BENEFITS/RIDERS (if available on plan)
___   Term Rider
        Product Name:      ___________________________
        Death Benefit: $   ___________________________
___   Term Rider
        Product Name:      ___________________________
        Death Benefit: $   ___________________________

___  Children's Insurance Rider (CIR) ________________ Units
___  Family Insurance Rider (FIR) ____________________ Units
___  Accidental Death Benefit $________________________
___  Waiver of Premium
___  Other:  _________________________________________

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PREMIUM AND PAYMENT INFORMATION

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PAYMENT MODE: ___ Monthly (PAC only)  ___ Quarterly (PAC)       ___ Quarterly (Direct Bill)          ___ Semiannually
              ___ Annually            ___ Other ____________    Automatic Premium Loan (if available):    ___ Yes       ___ No

Payment of premiums on a basis other than annually will result in a higher total annual premium. This does not apply to Universal Life plans.

If PAC is selected, complete the Premium Payment Charge Authorization (PAC), Form N0298. We will draft the initial premium, if instructed to do so, upon receipt of the application. If a policy is approved as applied for or accepted if approved other than applied for, we will draft subsequent payments once the policy is issued.

Is the premium paid by the Proposed Insured or Owner? ___ Yes ___ No If "No", please complete the following:

Payor's Name

Address (number and street, city, state, ZIP)

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INITIAL PREMIUM MAKE CHECK PAYABLE TO: JACKSON NATIONAL LIFE
INSURANCE COMPANY OF NEW YORK[SM]
Total Premium Submitted: $ __________   Check No.:______________

Applied to This Application: $ __________________

Balance (if any) to Be Applied To (Client name):_____________________

List Bill Group Number (if applicable):__________________

Military/Government Allotment Branch/Number (if applicable): ________________

N3200 03/03                            1                             N3201 01/04

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LIFE INSURANCE HISTORY

Indicate the total amount of business and personal life insurance you currently have IN FORCE with JNL/NY[SM] or another company:
                          Business: $__________       Personal: $__________

Indicate the total amount of business and personal life insurance for which you either have an application PENDING, or for which you INTEND TO APPLY with JNL/NY[SM] or any other company:
                          Business: $__________       Personal: $__________

If the proposed insured is a minor, indicate the total amount of life insurance IN FORCE with JNL/NY or another company: $______________________
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BUSINESS INSURANCE

COMPLETE THIS SECTION ONLY IF THE APPLICATION IS FOR BUSINESS INSURANCE PURPOSES

TYPE OF BUSINESS (check one):                        PURPOSE OF THE INSURANCE (check one):

___ Sole Proprietorship     ___ Partnership          ___ Key Person           ___ Buy/Sell
___ Corporation                                      ___ Loan                 ___ Other (describe):  _______________
___ Other (Describe):                                ___ Employee Benefit

Approx. Business Net Worth: $_______  Approx. Business Net Annual Income: $_______

Proposed Insured's Percentage Ownership: ________%

Amount(s) and Purpose(s) of Other Business Insurance, In Force or Applied For, on the Proposed Insured:

$_______________ Purpose: ___________________________________

$_______________ Purpose: ___________________________________

Is business insurance carried by other owners, officers, partners, or key persons? ____ Yes _____ No If "Yes", provide the names, titles, amount carried and/or applied for, purpose and insurance company on a separate sheet and attach to this application.
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AUTHORIZED CALLER(S)

INDICATE THE NAME OF THE PERSON(S) TO WHOM THE COMPANY IS AUTHORIZED TO RELEASE INFORMATION (OTHER THAN THE PRODUCER/ REPRESENTATIVE OR OWNER).

Name (first, middle initial, last)            Name (first, middle initial, last)

Relationship                                  Relationship

Phone No. (include area code)                 Phone No. (include area code)


Name  (first, middle initial, last)           Name (first, middle initial, last)

Relationship                                  Relationship

Phone No. (include area code)                 Phone No. (include area code)

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REPLACEMENT

COMPLETE ALL NECESSARY REPLACEMENT FORMS.

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Do you have any existing life insurance policies or annuity contracts?   ___  Yes    ___  No
Will this policy replace any existing life insurance or annuity?   ___  Yes    ___  No    If "Yes", please enter:

Company Name:                             Policy/Contract No.:

Replaced Policy Date (mm/dd/yyyy):                        Death Benefit: $
IRC 1035 Exchange?   ___  Yes    ___  No
PRODUCER/REPRESENTATIVE: Please present and read the Definition of Replacement, Form N0512B, to the Applicant.

CERTIFICATE IN LIEU OF ILLUSTRATION

                         FOR ILLUSTRATED PRODUCTS ONLY.

PRODUCER/REPRESENTATIVE (Check all appropriate boxes.)

___ No illustration was shown or given to the Applicant. The policy illustrated was other than applied for.

___ An illustration was electronically displayed, and no paper copy was provided.

APPLICANT (Check the appropriate box.)

___ No illustration conforming to the policy applied for was shown or given to me at the time of application.

___  An electronic illustration was shown, but no paper copy was provided.

FOR ILLUSTRATED POLICIES, AN ILLUSTRATION CONFORMING TO THE POLICY AS ISSUED WILL BE PROVIDED NO LATER THAN THE TIME OF POLICY DELIVERY.

PRODUCER/ REPRESENTATIVE REPORT AND STATEMENT REGARDING SALES MATERIALS

PRODUCER/REPRESENTATIVE: Check the applicable statement:

___ I did not use sales material(s) during the presentation of this JNL/NY product to the Applicant.

___ I used only JNL/NY-approved sales material(s) during the presentation of this JNL/NY product to the Applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the Applicant.

DID YOU ORDER MEDICAL REQUIREMENTS?  ___  YES   ___  NO
IF "YES", FROM WHOM? _________________________________________________

I acknowledge and represent: (1) I read each question on the application to the proposed insured, in English or in another language understood by the proposed insured, and accurately recorded his/her responses. (2) I am not aware of any requested information that was not disclosed or was misrepresented on the application. (3) All information provided on this report or in response to Company inquiries about the application, or the proposed insured, is true and correct to the best of my knowledge and belief. (4) I have Read the Company's Position With Respect to the Acceptability of Replacements, and this application, if a replacement, is consistent with that position. (5) I have complied with requirements for disclosures and/or replacements as necessary. (6) To the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide completed replacement forms.)

Producer/Representative's Signature

Date (mm/dd/yyyy)

If more than one producer/representative is to receive compensation on this case, please provide all producer/representative names, JNL/NY producer/representative numbers and percentages for each (totaling 100%):

Name
JNL/NY Producer/Representative No.
Percent


Name
JNL/NY Producer/Representative No.
Percent

N3200 03/03                     2                                    N3201 01/04

PART II. NON-MEDICAL HISTORY (Please attach a Life Application Supplement,
N3150, if additional space is necessary.)
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PERSONAL INFORMATION AND HISTORY THE COMPANY MAY REQUIRE ADDITIONAL  INFORMATION
IN THE FORM OF QUESTIONNAIRES REGARDING TRAVEL (N1684), DRUG AND ALCOHOL USE (N3015), HAZARDOUS RACING (N3016), AVIATION (N1799B), HAZARDOUS ACTIVITIES (N0931B), AND TOBACCO USE (N1862).

1. Do you plan to reside or travel outside of the U.S. or Canada within the next two years?   ___  Yes   ___  No
   If "Yes", please indicate when ____________________, ____________________ where ____________________, for how long ____________________ and how often ____________________ you intend to travel.

2. Are you a citizen of a country other than the U.S.?     ____ Yes ____ No

   If "Yes", indicate country of citizenship ____________________, how long you have lived in the U.S. ____________________, your visa type
   ____________________ and ____________________ visa number.

3. Please enter your driver's license number and state of issue: DL#: ____________________
   State: ______

4. Have you in the past ten years:

   a. Been convicted of, or plead guilty to, two or more driving offenses, had your driver's license suspended or revoked or been convicted of reckless
      driving or driving under the influence of any controlled substance or alcohol?   ___ Yes  ___ No

   b. Engaged in, or do you plan to engage in, motorized racing, hang gliding, ballooning, skydiving, aviation, parachuting, cliff diving, mountain or rock climbing, skin or scuba diving, or bungee jumping?  ___ Yes  ___ No

   c. Been convicted of a misdemeanor or a felony, or been on probation?     ___ Yes  ___ No

5. Have you ever used tobacco in any form? If "Yes", enter the month and year of last use:  ___________     ___ Yes  ___ No

   What form of tobacco was used?  ___ Cigarettes   ___ Cigars   ___ Smokeless  ___ Other (describe): ______________

   What quantity and frequency of use? (For example: "Two packs per day."):  ______________________________

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NON-MEDICAL HISTORY DETAILS

If any of the above questions have been answered "Yes", record the details below. Include the question number, dates and details. Attach a Life Application Supplement, N3150, if more space is necessary.

Ques. No. & Letter              Details




Ques. No. & Letter              Details




Ques. No. & Letter              Details




Ques. No. & Letter              Details




Ques. No. & Letter              Details




Ques. No. & Letter              Details









N3200 03/03                     3                                    N3201 01/04

I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ AND UNDERSTAND THIS APPLICATION IN ITS ENTIRETY. I (We) represent to the best of my (our) knowledge and belief that the answers and statements in this application, and all additions to this application, including but not limited to, examination reports, questionnaires, supplements, and amendments, are true, complete, and correctly recorded. I (We) acknowledge that the Company will rely on this information to determine whether, and on what terms, to issue a policy. I (We) understand that if any information is false, incomplete or incorrectly recorded, any policy issued may be void if the information is/was material.

I (WE) AGREE THAT INSURANCE COVERAGE UNDER THE POLICY FOR WHICH I (WE) AM (ARE) APPLYING WILL NOT TAKE EFFECT UNTIL THE POLICY ISSUE DATE, AND THEN ONLY IF ALL OF THE INFORMATION PROVIDED IN THE APPLICATION, AND ALL ADDITIONS TO THE APPLICATION AS REFERENCED ABOVE, CONTINUES TO BE TRUE AND COMPLETE AS OF THE ISSUE DATE. COMMENCEMENT OF COVERAGE IS ALSO SUBJECT TO THE FOLLOWING
CONDITIONS: (1) IF THE COMPANY DOES NOT RECEIVE THE FIRST FULL MODAL PREMIUM WITHIN 30 DAYS AFTER THE ISSUE DATE, COVERAGE WILL NOT TAKE EFFECT UNTIL THE FULL PREMIUM IS RECEIVED BY THE COMPANY, AND THEN ONLY IF ALL THE INFORMATION PROVIDED IN THE APPLICATION, AND ANY ADDITIONS TO THE APPLICATION AS REFERENCED ABOVE, CONTINUES TO BE TRUE AND COMPLETE AS OF THAT DATE; (2) IF A HEALTH CERTIFICATE IS REQUIRED, COVERAGE WILL NOT TAKE EFFECT UNTIL THE CERTIFICATE HAS BEEN TRUTHFULLY AND ACCURATELY COMPLETED AND SIGNED BY THE INSURED, AND REVIEWED AND APPROVED BY THE COMPANY; (3) IF THE POLICY DATE IS LATER THAN THE ISSUE DATE, COVERAGE WILL NOT TAKE EFFECT UNTIL THE POLICY DATE, AND THEN ONLY IF ALL THE INFORMATION PROVIDED IN THE APPLICATION, AND ANY ADDITIONS TO THE APPLICATION AS REFERENCED ABOVE, CONTINUES TO BE TRUE AND COMPLETE AS OF THE POLICY DATE.

I (WE) UNDERSTAND THAT IF ANY OF THE INFORMATION PROVIDED IN THE APPLICATION, OR ANY ADDITIONS TO THE APPLICATION, INCLUDING BUT NOT LIMITED TO, EXAMINATION REPORTS, QUESTIONNAIRES, SUPPLEMENTS, AND AMENDMENTS, CHANGES PRIOR TO COVERAGE BECOMING EFFECTIVE AS SET FORTH ABOVE, I (WE) MUST INFORM THE COMPANY IN WRITING, AND NO COVERAGE WILL BE IN EFFECT UNTIL THE COMPANY DETERMINES WHETHER TO PROVIDE COVERAGE AND ON WHAT TERMS.

I (We) understand that no producer/representative is authorized to accept risks or bind coverage, decide insurability, modify the application or the policy, or waive any of the Company's rights or requirements. I (We) understand that no waiver or modification shall be binding upon the Company unless it is in writing and is signed by the president or vice president.

I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ AND UNDERSTAND THE NOTICE OF COMPANY INFORMATION PRACTICES IN ITS ENTIRETY. I (WE) AUTHORIZE ANY PHYSICIAN, MEDICAL PRACTITIONER, HOSPITAL OR MEDICALLY RELATED FACILITY, PHARMACY BENEFIT MANAGER, PRESCRIPTION DATABASE, INSURANCE COMPANY, THE MEDICAL INFORMATION BUREAU ("MIB"), CREDIT BUREAU(S), DEPARTMENT OF MOTOR VEHICLES, FRIENDS, NEIGHBORS, EMPLOYERS, OR ANY OTHER INSTITUTION OR PERSON HAVING ANY RECORDS OR KNOWLEDGE OF MY (OUR): MENTAL OR PHYSICAL HEALTH, INCLUDING, BUT NOT LIMITED TO INFORMATION REGARDING MY (OUR) HIV STATUS, AND ALL TEST RECORDS AND RESULTS; OTHER INSURANCE COVERAGE; HAZARDOUS ACTIVITIES; CHARACTER; GENERAL REPUTATION; MODE OF LIVING; FINANCES; OR VOCATION; TO RELEASE SAID INFORMATION TO JACKSON NATIONAL LIFE
INSURANCE COMPANY OF NEW YORK[SM] OR ITS REINSURERS IF THEY CHOOSE TO REQUEST SUCH INFORMATION FOR THE PURPOSE OF VERIFYING INFORMATION ON THIS APPLICATION OR TO DETERMINE ELIGIBILITY FOR INSURANCE. I (WE) UNDERSTAND THAT INFORMATION OBTAINED WILL BE RELEASED BY THE COMPANY ONLY TO REINSURERS, THE MIB, PERSONS PERFORMING SERVICES IN CONNECTION WITH MY APPLICATION OR CLAIM, OR AS LAWFULLY REQUIRED.

MY (OUR) SIGNATURE(S) BELOW AUTHORIZES THE PREPARATION OR PROCUREMENT OF AN INVESTIGATIVE CONSUMER REPORT. I MAY REQUEST IN WRITING THAT THE COMPANY INFORM ME WHETHER OR NOT AN INVESTIGATIVE CONSUMER REPORT WAS REQUESTED. IF SUCH REPORT WAS REQUESTED, THE NAME AND ADDRESS OF THE CONSUMER REPORTING AGENCY TO WHICH THE REQUEST WAS MADE WILL BE FURNISHED TO ME UPON REQUEST. I MAY THEN CONTACT SUCH REPORTING AGENCY TO RECEIVE A COPY OF THE REPORT. IF I REFUSE TO AUTHORIZE THE PROCUREMENT OR PREPARATION OF AN INVESTIGATIVE CONSUMER REPORT, THE COMPANY MAY DECLINE TO GRANT INSURANCE. IF I AM APPLYING FOR INSURANCE ON BEHALF OF, OR TO COVER, A MINOR CHILD, MY EXECUTING AN AUTHORIZATION AND RECEIVING NOTICE SHALL BE THE SAME AS RECEIPT OF NOTICE AND EXECUTION OF AN AUTHORIZATION BY THE MINOR.

I (WE) AGREE THAT THIS AUTHORIZATION IS VALID FOR 24 MONTHS, THAT A PHOTOCOPY OF IT IS AS VALID AS THE ORIGINAL AND THAT I (WE) MAY REQUEST A COPY OF THIS AUTHORIZATION. IN THE CASE WHERE THE AUTHORIZATION IS USED IN CONNECTION WITH A CLAIM, THE AUTHORIZATION IS VALID FOR THE DURATION OF THE CLAIM.

Proposed Insured's Signature      Signed at (city, state)      Date Signed (mm/dd/yyyy)


Policy Owner's Signature (if other than the Proposed Insured)  Producer/Representative's Signature

Parent or Guardian's Signature (if applicable)                 Producer/Representative's Name (please print)

                                                               Producer/Representative's E-Mail Address     JNL/NY Producer/Rep. No.


N3200 03/03                     4                                    N3201 01/04

PART III. PERSONAL MEDICAL HISTORY

Answer all questions for applications not requiring an examination. TO EXPEDITE UNDERWRITING, WE ENCOURAGE YOU TO ANSWER THESE QUESTIONS EVEN IF AN EXAMINATION WILL BE REQUIRED.
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PRIMARY HEALTH CARE PROVIDER OR PERSONAL PHYSICIAN

Name (IF NONE, CHECK HERE: ___)                 Phone Number (include area code)

Address (office name, number and street, city, state, ZIP)

Date of Last Visit (mm/dd/yyyy)

Reason for Last Visit

Results

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PERSONAL MEDICAL HISTORY

WITH THE EXCEPTION OF QUESTION 8., THESE QUESTIONS DO NOT REFER TO ANY CONDITION RESULTING FROM AIDS (ACQUIRED IMMUNE DEFICIENCY SYNDROME), ARC (AIDS-RELATED COMPLEX), OR AN AIDS-RELATED CONDITION.

1. Please enter your height:  ft.  in. and weight:  lbs.
2. Have you ever had a life or disability insurance application rated, postponed, or declined?  ____ Yes  ____  No
3. Have you ever been treated for, diagnosed with, or had indications of one or more of the following:
   a. Cancer, tumors, diabetes, stroke, blood vessel disorders, high blood pressure, high cholesterol, seizures, mental or psychological disorder, or any disorder of the blood, lymph glands or nodes, immunological disorder, thyroid, kidney, liver,
      heart, or gastrointestinal, respiratory, or nervous system?              ____ Yes  ____  No
   b. Neuritis, arthritis, or any disease or disorder of the muscles, bones, spine, back, or joints?   ____ Yes  ____  No
4. Have you ever been hospitalized or had surgery of any kind?                 ____ Yes  ____  No
5. Have you in the past 10 years:
   a. Been prescribed medication?  ____ Yes  ____  No
   b. Been examined or treated by any physician or medical practitioner?  ____ Yes  ____  No
   c. Used any illegal, restricted, or controlled substance, except as prescribed by a physician?  ____ Yes  ____  No
   d. Been counseled or treated for alcohol or controlled substance use?  ____ Yes  ____  No
   e. Been advised to have any test, procedure, surgery, or hospitalization that has not been done?  ____ Yes  ____  No
6.  Has any immediate family member died as a result of, or been diagnosed with, cancer, heart disease, stroke or diabetes prior to age 65?  ____ Yes  ____  No
7. Has any immediate family member been diagnosed with a familial disease or disorder?  ____ Yes  ____  No
8. Have you ever been diagnosed or treated by a medical professional for
   Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC)?  ____ Yes  ____  No

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PERSONAL MEDICAL HISTORY DETAILS

FOR EACH "YES" ANSWER, INCLUDE QUESTION NUMBER, DATES, DETAILS AND RESULTS. PLEASE ATTACH LIFE APPLICATION SUPPLEMENT, N3150, IF YOU NEED MORE ROOM.














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I (We) represent that all information in this application, and all additions to this application, including, but not limited to, examination reports, questionnaires, supplements, and amendments, is true, complete, and correctly recorded. I (We) acknowledge that the Company will rely on this information to determine whether, and on what terms, to issue a policy. I (We) understand that if any information is false, incomplete or incorrectly recorded, any policy issued may be void.

I (We) understand that if any of the information provided in the application, or any additions to the application as referenced above, changes prior to coverage becoming effective as set forth in Part II of this application, I (we) must inform the Company in writing, and no coverage will be in effect until the Company determines whether to provide coverage and on what terms.

If this policy is approved and you would like your lab results sent to you, please check here: ____

Signed at (city, state)                         Date Signed (mm/dd/yyyy)

Proposed Insured's Signature                    Producer/Representative's Signature


Parent or Guardian's Signature (if applicable)  Producer/Representative's Name (please print)      JNL/NY Producer/Rep. No.


N3200 03/03                             5                            N3201 01/04


                                                                 JACKSON NATIONAL LIFE INSURANCE
                                                                 COMPANY OF NEW YORK[SM]
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE                         Home Office: 2900 Westchester Ave., Ste. 305
BENEFIT SELECTION/PREMIUM ALLOCATION                             Purchase, NY 10577
                                                                 WWW.JNLNY.COM
MUST ACCOMPANY THE APPLICATION.
COMPLETE FOR ALL VUL INSURANCE POLICIES.

USE DARK INK.  PRINT OR TYPE.
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POLICY OWNER AND PROPOSED INSURED

Proposed Insured's Name (first, middle initial, last)

Date of Birth (mm/dd/yyyy)

SSN (include dashes)

Policy Owner's Name, if other than Proposed Insured (first, middle initial, last)

Date of Birth (mm/dd/yyyy)

SSN/TIN (include dashes)

Joint Policy Owner's Name, if other than Proposed Insured (first, middle initial, last)

Date of Birth (mm/dd/yyyy)

SSN/TIN (include dashes)

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PREMIUM ALLOCATION

Please select from the available allocation options by entering whole percentages in the left-hand columns. Subsequent payments will be invested in the selected allocation options unless JNL/NY[SM] is otherwise instructed. USE WHOLE PERCENTAGES ONLY.

SOURCE OF MONTHLY DEDUCTIONS

You may indicate the percentages of the monthly deductions to be withdrawn from the Allocation Options listed below by entering whole percentages in the right-hand columns. If you do not enter percentages, monthly deductions will be subtracted from all funds in proportion to their current Policy Allocation values.

                                                               SOURCE OF
  PREMIUM                                                       MONTHLY
 ALLOCATION                                                    DEDUCTIONS

                                  JNL/AIM FUNDS
 __________                     Large Cap Growth               __________
 __________                     Premier Equity II              __________
 __________                     Small Cap Growth               __________

                                JNL/CURIAN FUNDS
 __________               Enhanced S&P 500 Stock Index         __________
 __________                   S&P 400 Mid Cap Index            __________
 __________                      S&P 500 Index                 __________
 __________                     Small-Cap Index                __________
 __________                        Dow[SM] 5                   __________
 __________                        Dow[SM] 10                  __________
 __________                        S&P[R]  10                  __________
 __________                           25                       __________
 __________                        Small-Cap                   __________
 __________                       Global  15                   __________
 __________                   Communications Sector            __________
 __________                       Energy Sector                __________
 __________                     Financials Sector              __________
 __________                  Consumer Brands Sector            __________
 __________             Pharmaceutical/Healthcare Sector       __________
 __________                     Technology Sector              __________

                                 JNL/EAGLE FUNDS
 __________                        Core Equity                 __________
 __________                      SmallCap Equity               __________

                               JNL/LAZARD FUNDS
 __________                      Mid Cap Value                 __________
 __________                      Small Cap Value               __________

                       JNL/MELLON CAPITAL MANAGEMENT FUNDS
 __________                        Bond Index                  __________
 __________                       International                __________

                              JNL/OPPENHEIMER FUNDS
 __________                        Global Growth               __________
 __________                           Growth                   __________

                              JNL/PPM AMERICA FUNDS
 __________                          Balanced                  __________
 __________                       High Yield Bond              __________
 __________                        Money Market                __________
 __________                            Value                   __________

                                JNL/PUTNAM FUNDS
 __________                           Equity                   __________
 __________                    International Equity            __________
 __________                        Midcap Growth               __________
 __________                        Value Equity                __________

                           JNL/SALOMON BROTHERS FUNDS
 __________                         Global Bond                __________
 __________               U.S. Government & Quality Bond       __________

                             JNL/T. ROWE PRICE FUNDS
 __________                      Established Growth            __________
 __________                        Mid-Cap Growth              __________
 __________                             Value                  __________

                                   OTHER FUNDS
 __________                      JNL/Alger Growth              __________
 __________                 JNL/Alliance Capital Growth        __________
 __________              JNL/JPMorgan International Value      __________
 __________                 JNL/PIMCO Total Return Bond        __________

                              FIXED ACCOUNT OPTION

                                     TOTALS
                               (MUST EQUAL 100%.)
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PLEASE COMPLETE AND SIGN THE BACK OF THIS FORM.

NV3077                                                          NV3077 01/04

BENEFITS AND RIDERS

BENEFITS/RIDERS (if available)

   ____ Optional Additional Death Benefit Coverage[1]:
        Initial Target Death Benefit: $_________________
   ____ Guaranteed Minimum Death Benefit

WAIVER OPTIONS (SELECT ONLY ONE)

   ____ Waiver of Specified Premium[3]
        Amount to be waived monthly: $___________________
   ____ Waiver of Monthly Deductions

DEATH BENEFIT OPTIONS (SELECT ONLY ONE)

   ____ Death Benefit Option A
   ____ Death Benefit Option B[2]
   ____ Death Benefit Option C[2]

[1]  Representative: Please submit an illustration.
[2]  Not available in combination with the Guaranteed Minimum Death Benefit
     Rider.
[3] Waiver of the specified premium may not be sufficient to keep this policy in force during the period of disability.

--------------------------------------------------------------------------------
TRANSFER INSTRUCTIONS COMPLETE THIS SECTION IF YOU ARE TRANSFERRING ASSETS FROM ANOTHER POLICY OR CONTRACT.

APPROXIMATE AMOUNT OF TRANSFER: $____________________

TRANSFER TYPE (ONLY NON-QUALIFIED FUNDS CAN BE ACCEPTED)
       ____ NON-QUALIFIED FUNDS
       ____ LIFE INSURANCE POLICY, 1035 EXCHANGE

           ____ This Policy is a Modified Endowment Contract (MEC).
           ____ An existing loan with approximate value of $______________
                is being transferred. (This amount will be allocated to the loan account as collateral for the loan.)
--------------------------------------------------------------------------------
SUITABILITY

TO BE COMPLETED BY THE POLICY OWNER.

1. Do you believe that the Policy applied for will meet your insurance and financial objectives?         ____ Yes  ____  No

2. DO YOU UNDERSTAND THAT THE DEATH BENEFIT (AMOUNT AND DURATION), POLICY VALUE,
   AND SURRENDER VALUE MAY INCREASE OR DECREASE DEPENDING ON THE EXPERIENCE OF THE
   FIXED ACCOUNT AND INVESTMENT DIVISIONS?                                                               ____ Yes  ____  No
3. Do you understand that the initial premium will be allocated to a Fixed Account upon issue of
   the Policy until the Allocation Date?                                                                 ____ Yes  ____  No
4. Do you understand that the Policy applied for may lapse if the surrender value of
   the Policy becomes insufficient to cover the Policy's monthly deductions?                             ____ Yes  ____  No
5. Do you understand that any personalized illustrations received are based on a hypothetical rate of return assumption that may not be indicative of actual future investment experience of the Investment Division(s)
   or actual interest credited to the Fixed Account?                                                     ____ Yes  ____  No
6. Did you receive a copy of the prospectus?                                                             ____ Yes  ____  No
             Date of the prospectus (mm/dd/yyyy):__________________


 THE DEATH BENEFIT PROCEEDS AND AMOUNTS IN THE INVESTMENT DIVISION(S) ARE NOT GUARANTEED AND
 MAY INCREASE OR DECREASE BASED UPON THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISION(S).

           ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

--------------------------------------------------------------------------------
PREMIUM RECEIVED IN EXCESS OF THE GUIDELINE PREMIUM

For Premiums received within 15 days prior to a Policy Anniversary you authorize Jackson National Life of New York[SM] to hold any Premium in excess of the Modified Endowment Contract or Guideline Premium limits to be applied in the next Policy Year. No interest will be paid on funds held for this reason. PLEASE SEE THE PREMIUM AND THE PREMIUM LIMITS SECTIONS OF YOUR PROSPECTUS FOR INFORMATION ON THE LIMITS.

Premiums received within 15 days prior to a Policy Anniversary will be considered Premium for the next Policy Year for purposes of calculating Sales Charges.
--------------------------------------------------------------------------------
SIGNATURES

Policy Owner's Signature
Date Signed (mm/dd/yyy)

Joint Policy Owner's Signature (if applicable)
Date Signed (mm/dd/yyy)


Representative's Signature
Representative No.
Date Signed (mm/dd/yyy)

NV3077                                                              NV3077 01/04